UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: May 5, 2016

(Date of earliest event reported)

Markel Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway

Glen Allen, Virginia 23060-6148

(804) 747-0136

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 5, 2016, Markel Corporation (the “Company”) executed an Underwriting Agreement and related pricing agreement (the “Underwriting Agreement”) with the underwriter named therein. Under the Underwriting Agreement, the Company is issuing $100,000,000 aggregate principal amount of its 5.0% Senior Notes due 2046 (the “Securities”) under the Indenture dated as of June 5, 2001 (the “Indenture”), between the Company and The Bank of New York Mellon (as successor to The Chase Manhattan Bank), as trustee (the “Trustee”), relating to debt securities, as amended by a Tenth Supplemental Indenture to the Indenture, dated as of April 5, 2016 (the “Tenth Supplemental Indenture”). The Underwriting Agreement, the form of the Tenth Supplemental Indenture and the Computation of Earnings to Fixed Charges Ratio are filed as exhibits hereto and are incorporated herein by reference. The form of the Securities is included as Exhibit A to the form of the Tenth Supplemental Indenture.

Certain exhibits are filed herewith by the Company, in connection with the Company’s offering of the Securities pursuant to its Prospectus Supplement, dated May 5, 2016, to the Prospectus, dated March 2, 2015, filed with the Securities and Exchange Commission as part of the Registration Statement on Form S-3ASR (Registration No. 333-202428), which became effective March 2, 2015.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement and related pricing agreement, dated as of May 5, 2016, between the Company and the underwriter named therein (filed herewith)

4.1	Indenture, dated as of June 5, 2001, between the Company and The Bank of New York Mellon (as successor to The Chase Manhattan Bank), as Trustee (incorporated by reference from Exhibit 4.1 filed with the Commission in the Company’s report on Form 8-K on June 5, 2001)

4.2	Form of Tenth Supplemental Indenture between the Company and the Trustee, including form of the Securities as Exhibit A (incorporated by reference from Exhibit 4.2 filed with the Commission in the Company’s report on Form 8-K on March 31, 2016)

5.1	Opinion of McGuireWoods LLP (filed herewith)

12.1	Computation of Earnings to Fixed Charges Ratio (filed herewith)

23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1 filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

Date: May 10, 2016	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement and related pricing agreement, dated as of May 5, 2016, between the Company and the underwriter named therein (filed herewith)

4.1	Indenture, dated as of June 5, 2001, between the Company and The Bank of New York Mellon (as successor to The Chase Manhattan Bank), as Trustee (incorporated by reference from Exhibit 4.1 filed with the Commission in the Company’s report on Form 8-K on June 5, 2001)

4.2	Form of Tenth Supplemental Indenture between the Company and the Trustee, including form of the Securities as Exhibit A (incorporated by reference from Exhibit 4.2 filed with the Commission in the Company’s report on Form 8-K on March 31, 2016)

5.1	Opinion of McGuireWoods LLP (filed herewith)

12.1	Computation of Earnings to Fixed Charges Ratio (filed herewith)

23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1 filed herewith)